                                 THE STATE OF TEXAS

                                  SECRETARY OF STATE
                             CERTIFICATE OF INCORPORATION
                                          OF

               INDEPENDENT RESEARCH AGENCY FOR LIFE INSURANCE, INC.
               ----------------------------------------------------
                                 CHARTER NO. 542129

     The undersigned, as Secretary of State of the State of Texas, hereby certifies that Articles of Incorporation for the above corporation duly signed and verified pursuant to the provisions of the Texas Business Corporation Act, have been received in this office and are found to conform to law.

     ACCORDINGLY the undersigned, as such Secretary of State, and by virtue of the authority vested in him by law, hereby issues this Certificate of Incorporation and attaches hereto a copy of the Articles of Incorporation.

     Dated  DEC. 9   1980.
          ---------------------------

                                       /s/ GW Strake, Jr.
                                       --------------------------------------
                                       Secretary of State

[SEAL]
                                        dae

                                 THE STATE OF TEXAS

                                 SECRETARY OF STATE

     THE UNDERSIGNED, AS SECRETARY OF STATE OF THE STATE OF TEXAS, HEREBY CERTIFIES THAT THE ATTACHED IS A TRUE AND CORRECT COPY OF THE FOLLOWING DESCRIBED INSTRUMENTS ON FILE IN THIS OFFICE:

          INDEPENDENT RESEARCH AGENCY FOR LIFE INSURANCE, INC.

Articles of incorporation                                      December 9, 1980

Articles of Amendment                                          January 25, 1982

Change of Registered Office or Registered Agent                  April 11, 1985

Change of Registered Office or Registered Agent                  March 13, 1986

Articles of Amendment                                          November 1, 1988

Articles of Amendment                                              May 23, 1989

Change of Registered Office or Registered Agent                  March 19, 1992


                         IN TESTIMONY WHEREOF, I HAVE HEREUNTO SIGNED MY NAME OFFICIALLY AND CAUSED TO BE IMPRESSED HEREON THE SEAL OF STATE AT MY OFFICE IN THE CITY OF AUSTIN, THIS

                          11th DAY OF January , A.D. 1993 dem

[SEAL]                        /s/ John Hannah Jr.
                          ---------------------------
                              SECRETARY OF STATE

                             ARTICLES OF INCORPORATION

                                         OF

                INDEPENDENT RESEARCH AGENCY FOR LIFE INSURANCE, INC.

     I, the undersigned, a natural person of the age of twenty-one (21) years or more, and a citizen of the State of Texas, acting as Incorporator of a corporation under the Texas Business Corporation Act, do hereby adopt the following Articles of Incorporation for such corporation:

                                     ARTICLE ONE

     The name of the corporation is INDEPENDENT RESEARCH AGENCY FOR LIFE INSURANCE, INC.

                                     ARTICLE TWO

     The period of its duration is perpetual.

                                    ARTICLE THREE

     The purpose or purposes for which the corporation is organized are: the transaction of any and all lawful business for which corporations may be incorporated under the Texas Business Corporation Act.

                                     ARTICLE FOUR

     The corporation is authorized to issue two classes of shares to be designated respectively "Class A Voting Common" and "Class B Nonvoting Common." The total number of shares which the corporation is authorized to issue is One Hundred Million One Thousand (100,001,000.00) shares. The number of Class A Voting Common shares authorized is One Thousand (1,000) shares, and the par value of each such share is Ten Cents ($.10) per share. The number of Class B Nonvoting Common shares authorized is One Hundred Million (100,000,000) and the par value of each such share is Ten Cents ($.10).

     The corporation will not commence business until it has received for the issuance of its shares consideration of the value of One Thousand Dollars ($1,000.00) consisting of money, labor done or property actually received.

                                     ARTICLE FIVE

     The right to cumulative voting is hereby denied.

                                     ARTICLE SIX

     The shareholders of this corporation shall not be allowed pre-emptive rights in the purchase of newly issued shares of stock.

                                    ARTICLE SEVEN

     Section 1. REGISTERED OFFICE. The address of the initial registered office of the corporation is 6000 Camp Bowie Boulevard, Fort Worth, Texas 76116.

     Section 2. REGISTERED AGENT. The name of the initial registered agent of the corporation at such address is Carroll H. Payne.

                                    ARTICLE EIGHT

     The number of directors constituting the initial Board of Directors is one (1), and the name and address of the person who is to serve as Director until the first annual meeting of the shareholders or until his successor is elected and qualified is:

     Carroll H. Payne                  6000 Camp Bowie Boulevard
                                       Fort Worth, Texas 76116

                                     ARTICLE NINE

     The name and address of the incorporator is as follows:

     Carroll H. Payne                  6000 Camp Bowie Boulevard
                                       Fort Worth, Texas 76116

     IN WITNESS WHEREOF, I have executed these Articles of Incorporation on this 18th day of November, 1980.

                                       /s/ Carroll H. Payne
                                       ----------------------------------------
                                       Carroll H. Payne

THE STATE OF TEXAS       )
                         )
COUNTY OF TARRANT        )


     BEFORE ME, the undersigned Notary Public in and for the said county and state, on this date personally appeared B. Carroll H. Payne, who after being by me first duly sworn declared that he was the person who signed the foregoing document as an incorporator, and that the statements therein contained are true.

     DATED this 18th day of November, 1980.

                                   /s/ Louise O. Schomerus
                                   ------------------------------------
                                   Louise O. Schomerus
                                   Notary Public in and for
                                   Tarrant County, Texas

                               ARTICLES OF AMENDMENT
                                BY THE SHAREHOLDERS
                        TO THE ARTICLES OF INCORPORATION OF
                INDEPENDENT RESEARCH AGENCY FOR LIFE INSURANCE, INC.

     Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation which provides an additional purpose clause.

                                     ARTICLE ONE

     The name of the corporation is INDEPENDENT RESEARCH AGENCY FOR LIFE INSURANCE, INC.

                                     ARTICLE TWO

     The following amendment to the Articles of Incorporation was adopted by unanimous vote of the Class A Voting Common Stock shareholders on November 23, 1981:

     Article Three of the Articles of Incorporation is hereby amended so as to read in full as follows:

                                    "ARTICLE THREE

     The purpose or purposes for which the corporation is organized are: the transaction of any and all lawful business for which corporations may be incorporated under the Texas Business Corporation Act.

     To engage as an agent, managing general agent and/or broker in all classes of insurance now or hereafter permitted by statute."

     IN WITNESS WHEREOF, we have executed these Articles of Amendment on the 23th day of November, 1981.

                                       /s/ W. F. Rankin Jr.
                                       --------------------------------
                                       W. F. Rankin Jr.
                                       Vice President

                                       /s/ G. Norman Coder
                                       --------------------------------
                                       G. Norman Coder
                                       Secretary

THE STATE OF TEXAS  )
                    )
COUNTY OF TARRANT   )


     BEFORE ME, the undersigned authority, on this day personally appeared WARNER F. RANKIN, JR., who being first duly sworn on oath says:

     That he is a Vice President of Independent Research Agency for Life Insurance, Inc., a Texas corporation; the resolution approving the amendment of the Articles of Incorporation of said corporation was adopted by unanimous vote of the Class A Voting Common Stock shareholders on November 23, 1981; that such resolution has not been rescinded or amended.

                                       /s/ WARNER F. RANKIN, JR.
                                       ------------------------------------
                                       WARNER F. RANKIN, JR.


     SUBSCRIBED AND SWORN TO BEFORE ME by the said WARNER F. RANKIN, JR. this 23rd day of November, 1981, to certify which witness my hand and seal of office.

                                       /s/ June M. Rountree
                                       -------------------------------------
                                       June M. Rountree
                                       NOTARY PUBLIC
                                       The State of Texas

My Commission Expires:
Sept 21, 1984

                         STATEMENT OF CHANGE OF REGISTERED

                         OFFICE OR REGISTERED AGENT OR BOTH

                          BY A TEXAS DOMESTIC CORPORATION

1.   The name of the corporation
                                 ----------------------------------------------
     Independent Research Agency for Life Insurance, Inc.
     --------------------------------------------------------------------------

2. The address, including street and number, of its present registered office as shown in the records of the Secretary of State of the State of Texas prior to filing this statement is 6000 Camp Bowie Boulevard, P.O. Box 2387
                                       ----------------------------------------
     Fort Worth, Texas  76113
     --------------------------------------------------------------------------

3. The address, including street and number, to which its registered office is to be changed is
                       --------------------------------------------------------
     No Change
     --------------------------------------------------------------------------
     (Give new address or state "no change")

4. The name of its present registered agent, as shown in the records of the Secretary of State of the State of Texas, prior to filing this statement is Carroll H. Payne
     --------------------------------------------------------------------------

5.   The name of its new registered agent is
                                            -----------------------------------
     George C. Talley, Jr.
     --------------------------------------------------------------------------
     (Give new name or state "no change")

6. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7.   Such change was authorized by its board of directors.

                                       /s/ George C. Talley, Jr.
                                       ----------------------------------------
                                       George C. Talley, Jr.
                                       President or Vice President

Sworn to March 18, 1985
        -----------------
          (date)

                                   /s/ Louise O. Schomerus
                                   ------------------------------------
                                   Louise O. Schomerus
                                   Notary Public
                                   Tarrant County, Texas

                         STATEMENT OF CHANGE OF REGISTERED

                         OFFICE OR REGISTERED AGENT OR BOTH

                          BY A TEXAS DOMESTIC CORPORATION

1.   The name of the corporation
                                 ----------------------------------------------
     Independent Research Agency for Life Insurance, Inc.
     --------------------------------------------------------------------------

2. The address, including street and number, of its present registered office as shown in the records of the Secretary of State of the State of Texas prior to filing this statement is 6000 Camp Bowie Boulevard, P.O. Box 2387
                                      -----------------------------------------
     Fort Worth, Texas 76113
     --------------------------------------------------------------------------

3. The address, including street and number, to which its registered office is to be changed is 4100 South Hulen, P.O. Box 2387
     --------------------------------------------------------------------------
     Fort Worth, Texas 76113
     --------------------------------------------------------------------------
     (Give new address or state "no change")

4. The name of its present registered agent, as shown in the records of the Secretary of State of the State of Texas, prior to filing this statement is George C. Talley, Jr.
     --------------------------------------------------------------------------

5.   The name of its new registered agent is
                                            -----------------------------------
     No Change
     --------------------------------------------------------------------------
     (Give new name or state "no Change")

6. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7.   Such change was authorized by its board of directors.

                                       /s/ Lamar C. Smith
                                       ----------------------------------------
                                       Lamar C. Smith
                                       President


Sworn to March 11, 1986
        -----------------
          (date)


                                   /s/ Louise O. Schomerus
                                   ------------------------------------
                                   Louise O. Schomerus
                                   Notary Public
                                   Tarrant County, Texas

                                 THE STATE OF TEXAS

                                 SECRETARY OF STATE

                              CERTIFICATE OF AMENDMENT

                                         OF

                INDEPENDENT RESEARCH AGENCY FOR LIFE INSURANCE, INC.
                ----------------------------------------------------
                                 CHARTER NO. 542129-0

     The undersigned, as Secretary of State of the State of Texas, hereby certifies that the attached Articles of Amendment, duly signed, have been received in this Office and are found to conform to law.

     ACCORDINGLY the undersigned, as such Secretary of State, and by virtue of the authority vested in the Secretary by law, issues this Certificate and attaches hereto a copy.

Dated  NOVEMBER 1, 1988.

                                       /s/ [Illegible]
[SEAL]                                 ------------------------------------
                                       SECRETARY OF STATE

                               ARTICLES OF AMENDMENT

                        TO THE ARTICLES OF INCORPORATION OF

                INDEPENDENT RESEARCH AGENCY FOR LIFE INSURANCE, INC.


     Independent Research Agency for Life Insurance, Inc. pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, as amended, hereby adopts the following Articles of Amendment to its Articles of Incorporation.

                                    ARTICLE ONE

     The name of the corporation is INDEPENDENT RESEARCH AGENCY FOR LIFE INSURANCE, INC.

                                    ARTICLE TWO

     The following amendment to the Articles of Incorporation was adopted by the shareholders of Class A Voting Common shares of the corporation on October 17, 1988 and by the shareholders of Class B Nonvoting Common shares of the corporation on October 31, 1988. The amendment effects a five-for-one stock split of the outstanding Class B Nonvoting Common shares. The amendment alters ARTICLE FOUR of the original Articles of Incorporation, and the full text of ARTICLE FOUR, as amended, is as follows:

          The corporation is authorized to issue two classes of shares to be designated respectively "Class A Voting Common" and "Class B Nonvoting Common." The total number of shares which the corporation is authorized to issue is One Hundred Million One Thousand (100,001,000) shares. The number of Class A Voting Common shares authorized is One Thousand (1,000) shares, with a par value of ten cents ($.10) per share. The number of Class B Nonvoting Common shares authorized is One Hundred Million (100,000,000) shares. On the effective date of this amendment of

     ARTICLE FOUR, each outstanding Class B Nonvoting Common share, with a par value of ten cents ($.10) per share, shall be split-up and converted into five (5) Class B Nonvoting Common shares, with a par value of two cents ($.02) per share.


                                   ARTICLE THREE

     The number of shares of the corporation outstanding at the time of such adoption was 25 Class A Voting Common shares and 316,534 Class B Nonvoting Common shares. The number of shares entitled to vote thereon was 25 Class A Voting Common shares and 316,534 Class B Nonvoting Common shares.

                                    ARTICLE FOUR

     The number of shares voted for such amendment was 307,339, and the number of shares voted against such amendment was 150. The description and number of outstanding shares of each class voted for and against such amendment was as follows:


     Class                         Number of Shares Voted
     -----                         ----------------------
                                   For            Against
                                   ---            -------
Class A Voting Common                 25            -0-
Class B Nonvoting Common         307,314            150


                                    ARTICLE FIVE

     The manner in which any exchange, reclassification or cancellation of issued shares provided for in the amendment shall be effected is as follows: the present holder of one share of Class B Nonvoting Common, with a par value of ten cents ($.10) per share, may exchange the share for five (5) shares of Class B Nonvoting Common, with a par value of two cents ($.02) per share.

     DATED THIS 31st day of October, 1988.

          INDEPENDENT RESEARCH AGENCY FOR LIFE INSURANCE, INC.

                                       By: /s/ George C. Talley, Jr.
                                          ------------------------------------
                                          George C. Talley, Jr.
                                          Chairman of the Board and
                                          Chief Executive Officer



VER:dg:#V10
ARTICLES
                                       -3-

                                 THE STATE OF TEXAS

                                 SECRETARY OF STATE


                              CERTIFICATE OF AMENDMENT

                                        FOR

                INDEPENDENT RESEARCH AGENCY FOR LIFE INSURANCE, INC.
                              CHARTER NUMBER 00542129


     THE UNDERSIGNED, AS SECRETARY OF STATE OF THE STATE OF TEXAS, HEREBY CERTIFIES THAT ARTICLES OF AMENDMENT HAVE BEEN RECEIVED IN THIS OFFICE AND ARE FOUND TO CONFORM TO LAW.

     ACCORDINGLY THE UNDERSIGNED, AS SUCH SECRETARY OF STATE, AND BY VIRTUE OF THE AUTHORITY VESTED IN THE SECRETARY BY LAW, ISSUES THIS CERTIFICATE AND ATTACHES HERETO A COPY OF THE ARTICLES OF AMENDMENT.

DATED MAY 23, 1989

                                       [Illegible]
[SEAL]                                 ------------------------------------
                                       Secretary of State

                               ARTICLES OF AMENDMENT

                        TO THE ARTICLES OF INCORPORATION OF

              INDEPENDENT RESEARCH AGENCY FOR LIFE INSURANCE, INC.

     Independent Research Agency for Life Insurance, Inc. pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, as amended, hereby adopts the following Articles of Amendment to its Articles of Incorporation.

                                    ARTICLE ONE

     The name of the corporation is INDEPENDENT RESEARCH AGENCY FOR LIFE INSURANCE, INC.

                                    ARTICLE TWO

     The following amendment to the Articles of Incorporation was adopted by the shareholders of Class A Voting Common shares of the corporation on April 24, 1989. The amendment provides a fair-price condition for certain business combination transactions if a certain supermajority approval of the transaction is not obtained. The amendment adopts a new ARTICLE TEN as an addition to the Articles of Incorporation, as amended, and the full text of the new ARTICLE TEN is as follows:

          The stockholder vote required to approve any Business
     Combination (as hereinafter defined) shall be as set forth in this Article Ten.

               (A) (1) Except as otherwise expressly provided in section (B) of this Article Ten:

                    (i) any merger or consolidation of the corporation or any Subsidiary (as hereinafter defined) with (a) any Interested Shareholder (as hereinafter defined) or (b) any other corporation

                    (whether or not itself an Interested Shareholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of any Interested Shareholder;

                    (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Shareholder or any Affiliate of any Interested Shareholder of all or substantially all of the assets of the corporation or any Subsidiary;

                    (iii) the issuance or transfer by the corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the corporation or any Subsidiary to any Interested Shareholder or any Affiliate of any Interested Shareholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate fair market value of $2,000,000 or more;

                    (iv) the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by or on behalf of any Interested Shareholder or any Affiliate of any Interested Shareholder; or

                    (v) any reclassification of securities (including any reverse stock split), or recapitalization of the corporation, or any merger or consolidation of the corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving any Interested Shareholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the corporation or any Subsidiary which is directly or indirectly owned by any Interested Shareholder or any Affiliate of any Interested Shareholder;

     shall require the affirmative vote of the holders of at least ninety-five percent (95%) of all of the then-outstanding shares of the capital stock of the corporation, voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required or that a lesser percentage may be specified by law.

               (2) The term "Business Combination" as used in this Article Ten shall mean any transaction which is referred to in any one or more of subparagraphs (i) through (v) of paragraph (1) of this section (A).

          (B) The provisions of section (A) of this Article Ten shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law or any other provision of the corporation's Articles of Incorporation or Bylaws if the conditions specified below are met:

               (1) the "Continuing Directors" (as hereinafter defined) of the corporation by at least an eighty percent (80%) vote:

                    (i) have expressly approved in advance the acquisition of the outstanding shares of capital stock of the corporation that caused such Interested Person to become an Interested Person, or

                    (ii) have expressly approved such Business Combination either in advance of or subsequent to such Interested Person's having become an Interested Person; or

               (2) the cash or fair market value (as determined by at least a majority of the Continuing Directors) of the property, securities or "Other Consideration to be Received" (as hereinafter defined) per share paid by the Interested Person to holders of the capital stock of the corporation in the Business Combination is not less than the "Fair Price" (as hereinafter defined) paid by the Interested Person in acquiring any of its holdings of the corporation's capital stock.

          (C)  For the purposes of this Article Ten:

               (1) A "person" shall mean any individual, firm, corporation or other entity.

               (2) "Interested Shareholder" shall mean any person (other than the corporation or any Subsidiary) who or which:

                    (i) is the beneficial owner, directly or indirectly, of more than ten percent (10%) of the shares of any class of the outstanding capital stock of the corporation;

                    (ii) is an Affiliate of the corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of ten percent (10%) or more of the shares of any class of the outstanding capital stock of the corporation; or

                    (iii) is an assignee of or has otherwise succeeded to any shares of any class of the outstanding capital stock of the corporation which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Shareholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

               (3) A person shall be a "beneficial owner" of any capital stock of the corporation:

                    (i) which such person or any of its Affiliates or Associates (as hereinafter defined) beneficially owns, directly or indirectly;

                    (ii) which such person or any of its Affiliates or Associates has (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement or understanding; or

                    (iii) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of such capital stock.

               (4) For the purposes of determining whether a person is an Interested Shareholder pursuant to paragraph (2) of this section
               (C), the number of shares of capital stock of the corporation deemed to be outstanding shall include shares deemed owned through application of paragraph (3) of this section (C) but shall not include any other shares of capital stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

               (5) "Affiliate" or "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934.

               (6) "Subsidiary" means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the corporation; provided, however, that for the purposes of the definition of Interested Shareholder set forth in paragraph (2) of this section (C), the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the corporation.

               (7) "Continuing Director" means any member of the Board of Directors of the corporation (the "Board") who is unaffiliated with the Interested Shareholder and was a member of the Board prior to the time that the Interested Shareholder became an Interested Shareholder, and any successor of a Continuing Director who is unaffiliated with the Interested Shareholder and is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the Board.

               (8) "Fair Price" shall mean the following: If there is only one class of capital stock of the corporation issued and outstanding, the Fair Price shall mean the highest price that can be determined by a majority of the Continuing Directors to have been paid at any time by the Interested Person for any share or shares of that class of capital stock. If there is more than one class of capital stock of the corporation issued and outstanding, the Fair Price shall mean with respect to each class and series of capital stock of the corporation, the amount determined by a majority of the Continuing Directors to be the highest per share price equivalent of the highest price that can be determined to have been paid at any time by the Interested Person for any share or shares of any class or series of capital stock of the corporation. In determining the Fair Price, all purchases by the Interested Person shall be taken into account regardless of whether the shares were purchased before or after the Interested Person became an Interested Person. Also, the Fair Price shall include any brokerage commissions, transfer taxes and soliciting dealers' fees paid by the Interested Person with respect to the shares of capital stock of the corporation acquired by the Interested Person. In the case of any Business Combination with an Interested Person, a majority of the Continuing Directors shall determine the Fair Price for each class and series of the capital stock of the corporation. The Fair Price shall also include interest compounded annually from the date an Interested Person became an Interested Person through the date the Business Combination is consummated at the rate of seven percent (7%) per annum less the aggregate amount of any cash dividends paid, and the fair market value of any dividends paid in other than cash, on each share of capital stock in the same time period, in an amount up to but not exceeding the amount of interest so payable per share of capital stock.

               (9) "Other Consideration to be Received" shall include, without limitation, Common Stock or other capital stock of the corporation retained by its existing stockholders other than Interested Persons or other parties to such Business Combination in the event of a Business Combination in which the corporation is the surviving corporation.

          (D) A majority of the Board of Directors of the corporation shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, whether a person is an Interested Shareholder. Once the Board has made a determination pursuant to the preceding sentence that a person is an Interested Shareholder, a majority of the number of Directors who are Continuing Directors shall have the power and duty to interpret all of the terms and provisions of this Article Ten, and to determine on the basis of information known to them after reasonable inquiry all facts necessary to determine compliance with this Article Ten, including, without limitation, (1) the number of shares of capital stock of the corporation beneficially owned by any person, (2) whether a person is an Affiliate or Associate of another, and (3) whether the applicable conditions set forth in section (B) have been met with respect to any Business Combination.

          (E) Nothing contained in this Article Ten shall be construed to relieve any Interested Shareholder from any fiduciary obligation imposed by law.

          (F) Notwithstanding any other provisions of the corporation's Articles of Incorporation or Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the corporation required by law, or by the corporation's Articles of Incorporation or Bylaws, the affirmative vote of the holders of at least ninety-five percent (95%) of the then-outstanding shares of the capital stock of the corporation, voting together as a single class, shall be required to alter, amend or repeal this Article Ten.

                                   ARTICLE THREE

     The number of shares of the corporation outstanding at the time of such adoption was 25 Class A Voting Common shares and 316,534 Class B Nonvoting Common shares. The number of shares entitled to vote thereon was 25 Class A Voting Common shares.

                                    ARTICLE FOUR

     The number of shares voted for such amendment was 25 Class A Voting Common shares, and the number of shares voted against such amendment was -0-.

     DATED THIS 30th day of April, 1989.

          INDEPENDENT RESEARCH AGENCY FOR LIFE INSURANCE, INC.


                                       By: /s/ George C. Talley, Jr.
                                          -------------------------------------
                                          George C. Talley, Jr.
                                          Chairman of the Board and
                                          Chief Executive Officer


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AMENDED

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                      STATEMENT OF CHANGE OF REGISTERED OFFICE
                           OR REGISTERED AGENT OR BOTH BY
                                A PROFIT CORPORATION

1.   The name of the corporation is Independent Research Agency for Life
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     Insurance, Inc.
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     The corporation's charter number is  542 129-0 .
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2.   The address of the CURRENT registered office as shown in the records of the
     Texas secretary of state is: (Please provide street address, city, state add zip code. The address must be in Texas).
     4100 South Hulen, P.0. Box 2387
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     Fort Worth, Texas 76113
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3.   A.        The address of the NEW registered office is:
       ----- (Please provide street address, city, state and zip code. The address must be in Texas).

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OR   B.  X     The registered office address will not change.
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4.   The name of the CURRENT registered agent as shown in the records of the
     Texas secretary of state is George C. Talley Jr.
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5.   A.  X     The name of the NEW registered agent is Lamar C. Smith
       -----                                           ------------------------

OR   B.        The registered agent will not change.
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6.   Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

7.   The changes shown above were authorized by: (check one)

     A.  X     The board of directors.
       -----
     B.        An officer of the corporation so authorized
       -----   by the board of directors.

                                   /s/ James N. Lanier
                                     ------------------------------------------
                                       An Authorized Officer
                                       James N. Lanier, President


(Please refer to the back of this form for additional Instructions)